First Quarter 2014 Results MAY 8, 2014 Exhibit 99.2

Forward-looking statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All
statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of management regarding plans, strategies, objectives, anticipated financial and operating results of the Company, including as to the Company’s Wolfcamp shale resource play, estimated resource potential and recoverability of the oil and gas, estimated reserves and drilling locations, capital expenditures, typical well results and well profiles, type curve, and production and operating expenses guidance included in the presentation. These statements are based on certain assumptions made by the Company based on management's experience and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and believed to be reasonable by management. When used in this presentation, the words “will,” “potential,” “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,”
“target,” “profile,” “model” or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In particular, careful consideration should be given to the cautionary statements and risk factors described in the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
The Securities and Exchange Commission (“SEC”) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the
SEC’s definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses the terms “estimated ultimate recovery” or “EUR,” reserve or resource “potential,” and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s rules may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.
EUR estimates, identified drilling locations and resource potential estimates have not been risked by the Company.  Actual locations drilled and quantities that may be ultimately recovered from the Company’s interest may differ substantially from the Company’s estimates. There is no commitment by the Company to drill all of the drilling locations that have been attributed these quantities.  Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling and completion services and equipment, drilling results, lease expirations, regulatory approval and actual drilling results, as well as geological and mechanical factors Estimates of unproved reserves, type/decline curves, per well EUR and resource potential may change significantly as development of the
Company’s oil and gas assets provides additional data.
Type/decline curves, estimated EURs, resource potential, recovery factors and well costs represent Company estimates based on evaluation of petrophysical analysis, core data and well logs, well performance from limited drilling and recompletion results and seismic data, and have not been reviewed by independent engineers. These are presented as hypothetical recoveries if assumptions and estimates regarding recoverable hydrocarbons, recovery factors and costs prove correct. The Company has very limited production experience with these projects, and accordingly, such estimates may change significantly as results from more wells are evaluated. Estimates of resource potential and EURs do not constitute reserves, but constitute estimates of contingent resources which the SEC has determined are too speculative to include in SEC filings. Unless otherwise noted, IRR estimates are before taxes and assume NYMEX forward-curve oil and gas pricing and Company-generated EUR and decline curve estimates based on Company drilling and completion cost estimates that do not include land, seismic or G&A costs.
Cautionary statements regarding oil & gas quantities
First Quarter 2014 Results – May 2014

WOLFCAMP SHALE OIL RESOURCE PLAY
PANGEA WEST
SCHLEICHER CO.
PROJECT PANGEA
CROCKETT CO.

APPROACH RESOURCES

Company overview
AREX OVERVIEW
ASSET OVERVIEW
Enterprise value $1.1 BN
High-quality reserve base
Permian core operating area
2014 Capital program of $400 MM
Notes: Proved reserves and acreage as of 12/31/2013 and 3/31/2014, respectively. All Boe and Mcfe calculations are based on a 6 to 1 conversion ratio. Enterprise value is equal to market capitalization using the closing share price of $20.70 per share on 5/2/2014, plus net debt as of 3/31/2014. See “PV-10 (unaudited)” slide.
3
115 MMBoe proved reserves
$1.1 BN proved PV-10
99% Permian Basin
162,000 gross (144,000 net) acres
~1+ BnBoe gross, unrisked resource potential
~2,000+ Identified HZ drilling locations targeting
Running 3 HZ rigs in the Wolfcamp shale play to drill 70
wells during 2014
First Quarter 2014 Results – May 2014
Wolfcamp A/B/C

1Q14 Key highlights

1Q14 HIGHLIGHTS
•
Drilled 16 HZ wells and completed 19 HZ
wells
•
De-risked stacked wellbore development
•
Maintained best-in-class HZ well costs,
while accelerating development
•
Increased 1Q14 production 42% YoY to
11.9 MBoe/d
•
Delivered record quarterly EBITDAX
•
Solid financial position further
strengthened by borrowing base increase
Production (MBoe/d) 11.9
% Oil 42%
% Total liquids 70%
Average realized price ($/Boe)
Average realized price, excluding commodity derivatives impact $ 58.04
Average realized price, including commodity derivatives impact 56.78
Costs and expenses ($/Boe)
LOE $ 7.36
Production and ad valorem taxes 3.91
Exploration 0.69
General and administrative 8.00
G&A – cash component 5.51
G&A – noncash component 2.49
DD&A 22.12
1Q14  SUMMARY RESULTS
First Quarter 2014 Results – May 2014

1Q14 Operating highlights
OPERATING HIGHLIGHTS
Maximizing
Returns
• HZ well costs averaging $5.5 MM per well
• Oil differential of $(5.83)/Bbl (improved 53% YoY)
Delivering
Strong Well
Results &
Advancing
Delineation
• 1Q14 HZ Wolfcamp average IP 743 Boe/d (73% oil)
• De-risked stacked wellbore development outlook
• Stacked B/C completions, Baker B 255 HB and Baker B 259 HC, average IP
842 Boe/d (79% oil)
• HZ well results continue to track at or above type curve
• Recently drilled 100 HZ Wolfcamp well
Accelerating
Development
• Drilled 16 HZ wells and completed 19 HZ wells
• Wolfcamp A – 1 well, Wolfcamp B – 13 wells and Wolfcamp C – 5 wells
• Total production 11.9 MBoe/d (up 42% YoY)
• 1Q14 production 42% oil (oil production up 45% YoY)

th
First Quarter 2014 Results – May 2014

AREX Wolfcamp activity

NORTH & CENTRAL
PANGEA
PANGEA WEST
Note: Acreage as of 3/31/2014.
• 1Q14 Activity included:
Stacked A/C completion
Schleicher
Crockett
Irion Reagan
Sutton
Legend
Vertical Producer
HZ Producer
HZ – Waiting on Completion
HZ – Drilling
• 1Q14 Activity included:
Stand-alone B-zone
completions and stacked B/C
completions in North &
Central Pangea
STRATIGRAPHIC UNIT
Clearfork/Spraberry
Dean
Wolfcamp
A
B
C
Canyon
Strawn
Ellenburger
First Quarter 2014 Results – May 2014

Efficiency-driven transition to two-bench pad development

• Reduces time between spud to
first sales
• 7 to 8 wells per section
• Reduces surface footprint
• Reduces rig mobilization costs
• Completion optimization from
zipper fracs and frac cost savings
• 14 to 16 wells per section
2011 – 2013: SINGLE-BENCH
DEVELOPMENT
CURRENT:  TWO-BENCH
DEVELOPMENT
TRANSITION FROM SINGLE-BENCH TO TWO-BENCH DEVELOPMENT
660’
A
B
C
Map view
X-Section
view
~1200’
thick
660’
Note: Target zones in X-Section view are illustrative.
660’
OR
First Quarter 2014 Results – May 2014

Daily Production (Boe including NGLs)

APPROACH RESOURCES

AREX HZ Wolfcamp Well Performance

AREX HZ WOLFCAMP (BOE/D)
Note: Daily production normalized for operational downtime.
Production Data from
AREX A Bench Wells (8)
450 MBoe Type Curve
Wolfcamp Shale Oil
Production Data from
AREX B Bench Wells (63)
Production Data from
AREX C Bench Wells (4)
800
700
600
500
400
300
200
100
0
0 90 180 270 360 450 540 630 720 810 900 990
Time (Days)
First Quarter 2014 Results – May 2014

1Q14 Financial highlights
FINANCIAL HIGHLIGHTS
Significant Cash
Flow
• Record quarterly EBITDAX (non-GAAP) of $42.7 MM (up 75% YoY), or $1.09 per diluted share (up 74% YoY)
• Capital expenditures $103.4 MM ($97.1 MM for D&C)
Strong Financial
Position
• Liquidity of $354 MM at March 31
st
• Undrawn borrowing base of $350 MM ($450 MM as of May 2014)
• Liquidity of $454 MM including borrowing base increase
Increasing
Revenues
• Revenues of $61.9 MM (up 71% YoY)
• Net income of $2.9 MM, or $0.08 per diluted share
• Adjusted net income (non-GAAP) of $6.7 MM, or $0.17 per diluted share
Strong Balance Sheet and Liquidity to Develop
HZ Wolfcamp Shale
Note: See “Adjusted Net Income,” “EBITDAX” and “Strong Simple Balance Sheet” slides in appendix.

First Quarter 2014 Results – May 2014

Strong, simple balance sheet

FINANCIAL RESULTS ($MM)
As of
March
31, 2014
As of
March 31, 2014
(Pro forma for
Borrowing Base
Increase)
Summary Balance Sheet
Cash and Cash Equivalents
$4.3
Restricted Cash 7.4
Credit Facility –
Senior Notes 250.0
Total Long-Term Debt $250.0
Shareholders’ Equity 715.9
Total Book Capitalization $965.9
Liquidity
Borrowing Base $350.0 $450.0
Cash and Cash Equivalents 4.3 4.3
Long-term Debt under Credit Facility – –
Undrawn Letters of Credit (0.3) (0.3)
Liquidity $354.0 $454.0
Key Metrics
LTM EBITDAX $146.1
Total Reserves (MMBoe) 114.7
Proved Developed Reserves (MMBoe) 45.2
% Proved Developed 39%
% Liquids 69%
Credit Statistics
Debt / Book Capital
26%
Debt / LTM EBITDAX 1.7x
LTM EBITDAX / LTM Interest 8.1x
Debt / Proved Reserves ($/Boe) $2.18
First Quarter 2014 Results – May 2014

Current hedge position

Commodity & Period Contract Type Volume Contract Price
Crude Oil
April 2014 – December 2014 Collar 550 Bbls/d $90.00/Bbl - $105.50/Bbl
April 2014 – December 2014 Collar 950 Bbls/d $85.05/Bbl - $95.05/Bbl
April 2014 – December 2014 Collar 2,000 Bbls/d $89.00/Bbl - $98.85/Bbl
April 2014 – March 2015 Collar 1,500 Bbls/d $85.00/Bbl - $95.30/Bbl
January 2015 – December 2015 Collar 2,600 Bbls/d $84.00/Bbl - $91.00/Bbl
Natural Gas Liquids
Propane
April 2014 – December 2014
Swap 500 Bbls/d $41.16/Bbl
Natural Gasoline
April 2014 – December 2014 Swap 175 Bbls/d $83.37/Bbl
Natural Gas
April 2014 – December 2014 Swap 360,000 MMBtu/month $4.18/MMBtu
April 2014 – December 2014 Swap 35,000 MMBtu/month $4.29/MMBtu
April 2014 – December 2014 Swap 160,000 MMBtu/month $4.40/MMBtu
September 2014 – June 2015 Collar 80,000 MMBtu/month $4.00/MMBtu - $4.74/MMBtu
January 2015 – December 2015 Swap 200,000 MMBtu/month $4.10/MMBtu
January 2015 – December 2015 Collar 130,000 MMBtu/month $4.00/MMBtu - $4.25/MMBtu
First Quarter 2014 Results – May 2014

Appendix

UPTON
REAGAN
IRION
SCHLEICHER
CROCKETT
SUTTON
PXD
DVN
APA
EOG
COP
SAMSON
AREX
EP ENERGY
BHP
FST
Pangea West
Pangea
MPO
HIGHMOUNT

APPROACH RESOURCES

AREX Wolfcamp shale oil resource play

PERMIAN CORE OPERATING AREA
Large, primarily contiguous acreage position
Oil-rich, multiple pay zones
162,000 gross (144,000 net) acres
Low acreage cost ~$500 per acre
~2,000 Identified HZ Wolfcamp locations
Large, primarily contiguous acreage
position with oil-rich, multiple pay zones
2014 OPERATIONS
Plan to drill ~70 HZ wells with 3 rigs
Decreasing well costs and increasing efficiencies
Compressing spud-to-sales times
~ 1BnBoe gross, unrisked HZ Wolfcamp resource
potential
Testing “stacked-wellbore” development and
optimizing well spacing and completion design
Focusing activity around field infrastructure systems
Field infrastructure systems contributing to
lower LOE/Boe and HZ D&C costs
First Quarter 2014 Results – May 2014

AREX HZ Wolfcamp economics

Notes: Identified locations based on multi-bench development and 120-acre spacing for HZ Wolfcamp.  No locations assigned to south Project Pangea.
HZ Wolfcamp economics assume NYMEX – Henry Hub strip and NGL price based on 40% of WTI.
Play Type
Horizontal
Wolfcamp
Avg. EUR (gross) 450 MBoe
Targeted Well Cost $5.5 MM
Potential Locations ~2,000
Gross Resource
Potential
~1 Bn
Boe
BTAX IRR SENSITIVITIES
•
Horizontal drilling improves recoveries and
returns
•
Targeting Wolfcamp A / B / C
•
7,000’+ lateral length
•
~80% of EUR made up of oil and NGLs
0
10
20
30
40
50
60
70
80
350 400 450 500 550
Well EUR (MBoe)
$100 / bbl $90 / bbl $80 / bbl $70 / bbl
First Quarter 2014 Results – May 2014

Receipt Point
Receipt Point
Receipt Point
Receipt Point
PW Pit
PW 5701
Big Lake Station
Receipt Point
1401
BLK 45 N Compressor
BLK 45 N Pit
BLK 45 S Compressor
42-15-7X
Midway Truck Station
WTG Low Pressure line
BLK 45 DCP Tap
Baker 2nd Pit
190 Pit
BLK 42-21 Pit
CT Compressor
MOORE PIT
Baker Pit
Baker DCP Taps
West 2106
CTM 904
Cinco Terry Pit
Childress Pit
Gas gathering line
DCP Line
Lauffer Compressor
JCT Compressor
Approach Compressor
Childress Pit
Rousselot Pit
BLK 54 Compressor
BLK 54 Pit
DCP Line
OZONA
DCP Processing Plants

APPROACH RESOURCES

Infrastructure for large-scale development

•
Reducing D&C cost
•
Reducing LOE
•
Increasing project profit margin
•
Minimizing truck traffic and surface
disturbance
Pangea
West
North & Central Pangea
South
Pangea
Schleicher
Crockett
Irion
Reagan
Sutton
50-Mile Oil Pipeline
100,000 Bbls/d
Capacity
First Quarter 2014 Results – May 2014

Key field infrastructure & equipment systems

• Safely and securely transport water across Project Pangea and Pangea West
• Reduce time and money spent on water hauling and disposal and also reduces truck traffic
• Replace rental equipment and contractors with Company-owned and operated equipment and personnel; reduce money spent on flowback operations
• Facilitate large-scale field development
• Reduce fresh water use and water costs
Water transfer equipment
SWD wells
Gas lift system and flowback
equipment
Non-potable water source wells
Water recycling systems
BENEFITS
Infrastructure and equipment systems are key to large-scale field development and to reducing D&C costs and LOE/Boe cost
INFRASTRUCTURE
• First-mover oil pipeline system in the southern Midland Basin
• 50-mile pipeline with 100 MBoe/d throughput capacity
• Sold in October 2013 for 6x ROI
• Maintain competitive oil transportation fee and firm takeaway
Oil pipeline and marketing
agreements
First Quarter 2014 Results – May 2014

Production and expense guidance

2014 Guidance
Production
Total (MBoe) 4,790
Percent oil 43% - 46%
Percent total liquids 71% - 74%
Operating costs and expenses (per Boe)
Lease operating $5.00 - $6.00
Production and ad valorem taxes 7.25% of oil & gas revenues
Cash general and administrative $4.50 - $5.00
Exploration $0.50 - $1.00
Depletion, depreciation and amortization $22.00 - $24.00
Capital expenditures (in millions) Approx. $400
Horizontal wells 70
First Quarter 2014 Results – May 2014

Adjusted net income (unaudited)

(in thousands, except per-share amounts)
Three Months Ended
March 31,
2014 2013
Net income (loss) $ 2,945 $ (347)
Adjustments for certain items:
Unrealized loss on commodity derivatives 5,926 4,100
Related income tax effect (2,154) (1,394)
Adjusted net income $ 6,717 $ 2,359
Adjusted net income per diluted share $ 0.17 $ 0.06
The amounts included in the calculation of adjusted net income and adjusted net income per diluted share below were computed in accordance with GAAP.  We believe adjusted net income and adjusted net income per diluted share are useful to investors because they provide readers with a more meaningful measure of our profitability before recording certain items whose timing or amount cannot be reasonably determined.  However, these measures are provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.
The following table provides a reconciliation of adjusted net income to net income (loss) for the three months ended March 31, 2014 and 2013.
ADJUSTED NET INCOME (UNAUDITED)
First Quarter 2014 Results – May 2014

EBITDAX (unaudited)

EBITDAX (UNAUDITED)
The amounts included in the calculation of EBITDAX were computed in accordance with GAAP. EBITDAX is not a measure of net income or cash flow as determined by GAAP. EBITDAX is presented herein and reconciled to the GAAP measure of net income because of its wide acceptance by the investment community as a financial indicator of a company's ability to internally fund development and exploration activities. This measure is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.
The following table provides a reconciliation of EBITDAX to net income (loss) for the three months ended March 31, 2014 and 2013.
(in thousands, except per-share amounts)
Three Months Ended
March 31,
2014
2013
Net income (loss) $ 2,945 $ (347)
Exploration 738 260
Depletion, depreciation and amortization 23,606 17,056
Share-based compensation 2,654 2,257
Unrealized loss on commodity derivatives 5,926 4,100
Interest expense, net 5,137 1,229
Income tax provision (benefit) 1,681 (187)
EBITDAX $ 42,687 $ 24,368
EBITDAX per diluted share $ 1.09 $ 0.63
First Quarter 2014 Results – May 2014

PV-10 (unaudited)

PV-10 (UNAUDITED)
(in millions) December 31,
2013
PV-10 $ 1,132
Less income taxes:
Undiscounted future income taxes (919)
10% discount factor 463
Future discounted income taxes (456)
Standardized measure of discounted future net cash flows $ 676
The present value of our proved reserves, discounted at 10% (“PV-10”), was estimated at $1.1 billion at December 31, 2013, and was calculated based on the first-of-the-month, twelve-month average prices for oil, NGLs and gas, of $97.28 per Bbl of oil, $30.16 per Bbl of NGLs and $3.66 per MMBtu of
natural gas.
PV-10 is our estimate of the present value of future net revenues from proved oil and gas reserves after deducting estimated production and ad valorem taxes, future capital costs and operating expenses, but before deducting any estimates of future income taxes. The estimated future net revenues are discounted at an annual rate of 10% to determine their “present value.” We believe PV-10 to be an important measure for evaluating the relative significance of our oil and gas properties and that the presentation of the non-GAAP financial measure of PV-10 provides useful information to investors because it is widely used by professional analysts and investors in evaluating oil and gas companies. Because there are many unique factors that can impact an individual company when estimating the amount of future income taxes to be paid, we believe the use of a pre-tax measure is valuable for evaluating the Company. We believe that PV-10 is a financial measure routinely used and calculated similarly by other companies in the oil and gas industry.
The following table reconciles PV-10 to our standardized measure of discounted future net cash flows, the most directly comparable measure calculated and presented in accordance with GAAP.  PV-10 should not be considered as an alternative to the standardized measure as computed under GAAP.
First Quarter 2014 Results – May 2014

Contact information MEGAN P. HAYS Director, Investor Relations & Corporate Communications 817.989.9000 mhays@approachresources.com www.approachresources.com